Ducommun Acquisition of LaBarge April 4, 2011 Exhibit 99.3

Forward-Looking Statements/Additional
Information
Forward-Looking Statements
Certain statements contained in this press release regard matters that are not historical facts and are forward-looking statements within the meaning of the “safe harbor”
provisions of the Private Securities Litigation Reform Act of 1995, as amended, and the rules promulgated pursuant to the Securities Act of 1933, as amended, and the
Securities Exchange Act of 1934, as amended.  Such statements include statements regarding the proposed acquisition of LaBarge, including but not limited to statements regarding benefits of the acquisition, as well as statements regarding the proposed financing of the acquisition. Because such forward-looking statements contain risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statements.  Factors that could cause actual results to differ materially include, but are not limited to:  (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or voting agreement; (2) the outcome of any legal proceedings that have been or may be instituted against LaBarge and/or Ducommun and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended; (4)
the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) the interest rate on any borrowings incurred to finance the acquisition and operations of Ducommun and its subsidiaries following the acquisition; (6) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (7) difficulties integrating LaBarge’s business, operations and employees into Ducommun’s business and operations; (8) the inability to recognize the benefits of the merger, including any potential synergies, growth, cost savings or accretive value; (9) the method of accounting for the acquisition; (10) the inability to maintain current customer and supplier relationships following the merger; (11) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (12) the impact of the indebtedness incurred to finance the consummation of the merger.  The businesses of Ducommun and LaBarge are also subject to a number of risks as described in the SEC filings of Ducommun and LaBarge, copies of which may be obtained by contacting the investor relations departments of each company via their websites
www.ducommun.com and www.labarge.com.  Many of the factors that will determine the outcome of the subject matter of this press release are beyond Ducommun’s or LaBarge’s ability to control or predict.  Ducommun undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Additional Information
In connection with the proposed merger, LaBarge will file a proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LaBarge. LABARGE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  LaBarge’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available)
and other relevant documents filed by LaBarge with the SEC from the SEC’s website at www.sec.gov or the investor relations section of LaBarge’s website at
www.labarge.com, or by written request to LaBarge, Inc., c/o Corporate Secretary, 9900 Clayton Road, St. Louis, MO 63124.
Ducommun and LaBarge and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from LaBarge’s stockholders with respect to the proposed merger. Information about Ducommun’s directors and executive officers is set forth in Ducommun’s 2011 proxy statement on Schedule 14A filed with the SEC on March 29, 2011 and its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 22, 2011.  Information about LaBarge’s directors and executive officers, including their ownership of LaBarge Common Stock, is set forth in LaBarge’s 2010 proxy statement on Schedule 14A, filed with the SEC on October 18, 2010.  Investors may obtain additional information regarding the interests of the participants in the proposed merger, which may be different than those of LaBarge’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Acquiring LaBarge:  A Transformational Event
Strengthens Ducommun’s market position as a significant Tier 2 supplier for both structural and electronic assemblies
Creates platform for Ducommun Technologies as a leading global A&D provider of Electronics Manufacturing Services (EMS) for low volume/high mix applications
Excellent strategic fit that broadens Ducommun’s customer base and brings market diversification
Bolsters growth profile and long-term operating margins
Acquisition of a premier franchise, adding substantial technical capabilities in highly-compatible corporate culture with an excellent management team and outstanding workforce
Transaction expected to be accretive to earnings in full year 2012 while maintaining financial flexibility

LaBarge at a Glance
A proven leader in electronics manufacturing
services to customers in a diverse group of
markets
Expertise in high-mix, low-volume manufacture of
custom, complex, high-reliability, mission-critical
products
Broad range of capabilities in electronics and
interconnects to electro-mechanical and high-end
final assemblies
Extensive value-added services, such as
engineering and design, program management
and aftermarket support
LTM End Market Revenue Mix
Source: LaBarge public filings as of 1/2/11
Headquarters — St. Louis, MO
Founded in 1953
Employees — Approximately 1,600
FYE — June 30, based on 52-week fiscal year
LTM Revenue (1/2/11) — $324 million
LTM EBITDA (1/2/11) — $39 million
LTM EBITDA Margin (1/2/11) — 12%
Customer Overview
37%
Natural
Resources
24%
Industrial
25%
Medical
10%
Other
3%
Aerospace & Defense Industrial
Defense
Commercial
Aerospace
1%

A Full Service EMS Provider
Broad Based Specialized Capabilities
Leading Provider of Niche Electronics Manufacturing Services (EMS)
Interconnect Systems
Printed Circuit Card
Assemblies
Higher-Level Assemblies Systems Integration

LaBarge Market Diversification
Defense
Medical
Natural Resources Industrial
Missile systems
Radar systems
Aircraft applications
Shipboard systems
Glass container
manufacturing systems
Electronic test equipment
Semiconductor capital
equipment
Wind power generation
systems
Oilfield services equipment
Mine automation
Agricultural applications
Surgical systems
Patient monitoring and
therapy devices
Respiratory care devices
Biodecontamination
equipment

Defense &
Space
60%
Commercial
Aerospace
40%
Broadens Industry Focus and Product Portfolio
Defense &
Space
50%
Commercial
Aerospace
23%
Industrial
11%
Natural
Resources
11%
Medical
5%
Other
1%
Source: Ducommun and LaBarge public filings
Ducommun Revenue
Ducommun/LaBarge Pro Forma Revenue
Ducommun-
LaBarge
Technologies
63%
Ducommun
Aerostructures
37%
Ducommun
Technologies
33%
Ducommun
Aerostructures
67%
CY 2010 Sales = $732mm
CY 2010 EBITDA = $83mm
CY 2010 Margin = 11.3%
CY 2010 Sales = $408mm
CY 2010 EBITDA = $44mm
CY 2010 Margin = 10.7%

BOEING
Raytheon
SPIRIT AEROSYSTEMS
United Technologies

BOEING
Raytheon
United Technologies
American Superconductor
SPIRIT AEROSYSTEMS

DCO LISTED NYSE

Diversified, Blue-Chip Customer Base
CY 2010 Sales:
$408 million
CY 2010 PF Sales:
$732 million
Significant Customer Cross-Selling Opportunities
Ducommun Revenue
1
1
1
Ducommun/LaBarge Pro Forma Revenue
26%
US Government
4%
12%
8%
6%
Other
44%
15%
10%
6%
4%
3%
3%
US Government
2%
Other
57%
Source: Ducommun public investor presentation and LaBarge public filings
Note:
1       Based on LaBarge FY 2010 revenue
Owens-Illinois

Ducommun Incorporated

Interconnect
Cabin Pressure
Temp Control
for 747, 767,
777

LaBarge inc

DCO
LISTED
NYSE

Acquisition Builds DCO’s Technology Products
Interconnect Systems Integrated Electronic Assemblies
Display Systems / EMS Assemblies
Advanced Microwave Switches
High Performance Motors & Resolvers
Wiring Harness
Temperature Control Interconnect Systems
PCB Assemblies
Higher Level Assemblies
Systems Integration
Multi-Branched Harness
High-Flexibility Molded Gimbal Cable
Display Panels
Resolver Stepper Motors
Raytheon AESA Radar Rack
Microwave Transfer Switch Microwave Multi Position Switch
Military Radar Systems
Factory Automation
RF & Digital Assembly
Complex Wired Chassis
Quality Systems Testing Capabilities
High Synergy Potential

Ducommun Incorporated

LaBarge inc

Ducommun Incorporated

LaBarge inc

DCO LISTED NYSE

UH-60 Black Hawk
Increased Content on Growing A&D Platforms
Expansion of Current Platforms
F-35 Joint Striker Fighter
Overhead panel assemblies
Circuit card assemblies and coaxial cables
Cockpit and airframe harnesses
Firewalls
Window assemblies
Hellfire rack
Door assemblies
Erosion shields /leading
edge for rotary wings
Exhaust ducts
Cable harnesses
Circuit card assemblies
Power supplies
Engine ducts

Transaction Overview
Ducommun’s purchase price per LaBarge share: $19.25
Total enterprise value paid for business: ~$340 million, excluding transaction and financing fees
Total purchase price multiple for business: enterprise value/CY 2010 EBITDA of 8.7x
Anticipate generation of annual pre-tax savings and synergies of approximately 2% of
LaBarge run-rate revenue
Total cost of transaction, including all transaction and financing fees, ~$370 million
Transaction is expected to be accretive to earnings in full year 2012
Acquisition is forecast to increase Ducommun’s:
–
EBITDA Margins
–
Cash flow from operations
Closing expected 2Q 2011

Sources and Uses
Sources
Uses
Committed Financing Structure in Place to Support the Transaction
Notes:
1 Reflects balance sheets as of 12/31/2010 for Ducommun and 1/2/2011 for LaBarge
2 Ducommun will have access to a $40 million revolving credit facility upon closing
3 Represents transaction and financing fees for Ducommun and LaBarge
($mm)
Purchase of 100% of LaBarge Equity 310.3
Refinance Ducommun and LaBarge Debt 33.5
New Cash on Balance Sheet 14.7
Transaction and Financing Fees 31.5
Total Uses 390.0
($mm)
Senior Secured Term Loan 190.0
Senior Notes 200.0
Total Sources 390.0

In Summary: A Great Strategic Fit
End-Market
Diversification & A&D
Platform Expansion
Creates a full service EMS provider with highly specialized capabilities
Expands existing A&D platforms and adds access to new high growth programs
Diversification of customer base and expands growth opportunities
Expansion of
Ducommun’s Existing
Technology Product
Portfolio
Creates platform for Ducommun Technologies as the largest non-OEM A&D EMS provider for radar rack solutions
High level of commonality between products
Increases Overall
Electronics
Manufacturing Service
Nature of Portfolio
Creates a leading provider of low-volume/high-mix custom, complex, high reliability mission-critical services and products to the A&D industry
Expands Ducommun’s value-added service offerings including engineering and design, program management
Ability to offer complete system integration services to a broader customer base
Creates Significant
Synergy Opportunities
Corporate cost synergies
Supply chain and operational improvements
Complements  Ducommun  Technologies’  existing  integrated  electronics  assembly  product  offerings

13 Appendix

LaBarge: A Decade of Solid Growth
Bookings, Sales & Earnings – Last 10 Years
(dollars in millions)
Note:          Fiscal year ends on June 30
$-
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
FY 00 FY 01 FY 02 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 FY 09 FY 10
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
Bookings Net Sales Net Earnings

LaBarge Cash Flow Averages $18M Annually
Net Cash Provided by Operating Activities vs. Capital Expenditures
$12.0
$18.0
$29.6
$14.0
$5.2
$4.8
$10.8
$4.2
$0
$5
$10
$15
$20
$25
$30
$35
FY 07 FY 08 FY 09 FY 10
Net Cash Provided by Operating Activities Capital Expenditures
Note:          Fiscal year ends on June 30; net cash provided by operating activities averaged $18 million from FY07 through FY10

$269.0
$479.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
2009 2014E
$2.8
$4.4
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
2006 2011E
Overall Growth in EMS
$2.8bn in 2006 to $4.4bn by 2011
Significant opportunity to penetrate sector
not historically served well by EMS providers
Reduces total manufacturing costs in
increasingly complex systems
Enables primes to focus on core systems
expertise
$269bn in 2009 to $479bn by 2014
OEMs are becoming increasingly
comfortable using EMS partners for
complete system manufacturing
Outsourcing will continue to drive market
growth
Defense EMS Growth (2006–2011E) Overall Market Size and Growth
Source:  Technology Forecasters Source:  IPC Market Research
($ in billions) ($ in billions)

Acquisition Pro Forma Capitalization
Actual and Pro Forma Capitalization as of 12/31/10
Notes:
1 Upon close of the transaction, Ducommun will have a new revolving credit facility of $40mm
2 Related to the acquisition of DynaBil Industries
3 Pro forma 12/31/2010 EBITDA including year-one synergies and adjusted for start-up costs in new product development programs
($mm, unless noted)
Ducommun
(12/31/10)
Capitalization
(%)
Adjusted Cum.
EBITDA
Multiple
(x)
Adjusted
Pro Forma
(12/31/10)
Capitalization
(%)
Adjusted Cum.
EBITDA
Multiple
(x)
Cash 10.3 27.4
Revolving Credit Facility
1
– – – – – –
Promissory Notes 3.3 1.3 0.1 – – –
New Senior Secured Term Loan – – 0.1 190.0 29.7 2.1
New Senior Notes – – 0.1 200.0 31.3 4.3
Net Debt (7.0) – Net Cash 362.6 – 4.0
Total Book Equity 254.2 98.7 249.4 39.0
Total Book Cap 257.5 100.0 639.4 100.0
3
2

Established 1849